UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2009

ORIENT PAPER, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52639	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Nansan Gongli, Nanhuan Road Xushui County, Baoding City Hebei Province, The People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011 - (86) 312-8605508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01        Changes in Registrant’s Certifying Accountant

Previous Independent Accountants

On December 1, 2009, Davis Accounting Group P.C.  (“Davis”) resigned as our registered independent public accounting firm.

The audit reports of Davis on our financial statements for each of the past two fiscal years ended December 31, 2007, and 2008, contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years ended December 31, 2007, and 2008, and through the date of this report, we have had no disagreements with Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davis, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years ended December 31, 2007, and 2008, and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Davis with a copy of this disclosure before its filing with the SEC. We requested that Davis provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Davis stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

On December 1, 2009, our Audit Committee of the Board of Directors approved the appointment of BDO Limited, the Hong Kong member firm of the BDO International network (“BDO”), as our new registered independent public accounting firm, effective as of December 1, 2009, for the year ending December 31, 2009, and to conduct review engagements on the Company’s non-annual quarterly financial statements on an ongoing basis thereafter.

During the two most recent fiscal years and through the date of our engagement of BDO, we did not consult with BDO regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging BDO, BDO did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of BDO as our new registered independent public accounting firm.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

16.1 Letter dated December 1, 2009 from Davis Accounting Group. P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009

ORIENT PAPER, INC.

By:	/s/ Zhenyong Liu
Zhenyong Liu
Chief Executive Officer